                                                             EXECUTION COPY



                     FIRST MERCHANTS AUTO TRUST 1996-A

          $85,000,000 FLOATING RATE ASSET BACKED NOTES, CLASS A-1
              $40,897,000 6.70% ASSET BACKED NOTES, CLASS A-2

             FIRST MERCHANTS AUTO RECEIVABLES CORPORATION II,
                                  Seller

                  FIRST MERCHANTS ACCEPTANCE CORPORATION,
                                 Servicer

                            PURCHASE AGREEMENT

                                                               May 10, 1996


Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

    First Merchants Auto Receivables Corporation II, a Delaware corporation (the "Seller") and a wholly-owned subsidiary of First Merchants Acceptance Corporation, a Delaware corporation ("First Merchants"), proposes to cause First Merchants Auto Trust 1996-A (the "Trust") to issue and sell to you (the "Initial Purchaser") $85,000,000 principal amount of its Floating Rate Asset Backed Notes, Class A-1 (the "Class A-1 Notes") and $40,897,000 principal amount of its 6.70% Asset Backed Notes, Class A-2 (the "Class A-2 Notes" and, collectively with the Class A-1 Notes, the "Notes"). The assets of the Trust will include a pool of non-prime precomputed and simple interest motor vehicle retail installment sale contracts (the "Receivables"), certain monies received thereon on and after April 1, 1996 (the "Cutoff Date"), all insurance proceeds and liquidation proceeds with respect thereto, security interests in the motor vehicles financed thereby, the related Receivables files, the Trust Accounts, proceeds of the foregoing and certain rights with respect to funds on deposit from time to time in the Spread Account. The Receivables will be serviced for the Trust by First Merchants. The Notes will be issued pursuant to the Indenture to be dated as of May 1, 1996 (as amended and supplemented from time to time, the "Indenture") between the Trust and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"). The Notes will be secured by the assets of the Trust pursuant to the Indenture. Holders of the Notes also will have the benefit of a financial guaranty insurance policy issued by the Security Insurer (the "Policy"). In addition, simultaneously with the issuance and sale of the Notes, the Trust will also issue $9,476,823.72 principal amount of its 6.70% Asset Backed Certificates (the "Certificates"). The Certificates will be issued pursuant to the Amended and Restated Trust Agreement to be dated as of May 1, 1996 (as amended and supplemented from time to time, the "Trust Agreement"), between the Seller and Chemical Bank Delaware, as owner trustee (the "Owner Trustee"). The Certificates will represent fractional undivided interests in the Trust. The Certificates will be issued to and retained by the Seller. The Notes and the Certificates are hereinafter referred to collectively as the "Securities."

    The Trust will acquire the Receivables from the Seller pursuant to a Sale and Servicing Agreement to be dated as of May 1, 1996 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller, First Merchants, as servicer, and Harris Trust and Savings Bank, as Indenture Trustee and Backup Servicer. First Merchants will also agree to perform certain administrative functions on behalf of the Trust pursuant to the Administration Agreement, dated as of May 1, 1996 (as amended and supplemented from time to time, the "Administration Agreement") among First Merchants, as administrator, the Trust and the Indenture Trustee. The Seller will acquire the Receivables from First Merchants on the Closing Date (as defined herein) pursuant to a Receivables Purchase Agreement to be dated as of May 1, 1996 (as amended and supplemented from time to time, the "Receivables Purchase Agreement") among the Seller, as purchaser, and First Merchants, as seller. All of the assets conveyed to the Trust pursuant to Section 2.01 of the Sale and Servicing Agreement are referred to herein as the "Trust Property". Capitalized terms that are used and not otherwise defined herein shall have the respective meanings assigned thereto in the Sale and Servicing Agreement.

    In connection with the sale of the Notes, the Seller and First Merchants have prepared a preliminary offering memorandum dated May 6, 1996 (including any and all exhibits thereto, the "Preliminary Memorandum"), and a final offering memorandum, dated May 10, 1996 (including any and all exhibits thereto, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Seller, First Merchants, the Trust and the Notes. The Seller and First Merchants hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Notes by the Initial Purchaser. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the Execution Time (as defined below) and are not meant to include any amendment or supplement subsequent to the Execution Time.

    The sale of the Notes to the Initial Purchaser will be made without registration of the Notes under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Seller and First Merchants that you will offer and sell the Notes purchased by you hereunder in accordance with Section 5 hereof as soon as you deem advisable.

    6. Representations and Warranties of the Seller. The Seller represents and warrants to the Initial Purchaser as set forth below in this Section 1:

          (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Seller by or on behalf of the Initial Purchaser specifically for inclusion therein.

          (b) None of the Seller, any of its affiliates, as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D") (such affiliates, including First Merchants, being hereinafter referred to as "Affiliates"), or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act.

          (c) None of the Seller, any of its Affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Notes.

          (d) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (e) It is not necessary to qualify the Indenture or the Trust Agreement under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (f) Immediately prior to the assignment of the Receivables to the Trust as contemplated by the Sale and Servicing Agreement, the Seller (I) had good title to, and was the sole owner of, each Receivable and the other property purported to be transferred by it to the Trust pursuant to the Sale and Servicing Agreement free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) had not assigned to any person any of its right, title or interest in such Receivables or property or in the Receivables Purchase Agreement and (iii) will have the power and authority to sell such Receivables and property to the Trust, and upon the execution and delivery of the Sale and Servicing Agreement by the Owner Trustee on behalf of the Trust, the Trust will have acquired all of the Seller's right, title and interest in and to such Receivables and property free and clear of any Lien (except for the Lien of the Indenture).

          (g) Upon the execution and delivery of the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture by the respective parties thereto and the filing with the Secretary of State of Illinois of (I) the UCC-3 partial termination statements relating to the release by First Merchants' secured lenders of their security interests in the Receivables and (ii) UCC-1 financing statements evidencing the conveyance of the Receivables (A) by First Merchants to the Seller, (B) by the Seller to the Trust and (C) by the Trust to the Indenture Trustee for the benefit of the Noteholders, the Trust's conveyance of the Trust Property to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior Lien.

          (h) Neither the Seller nor the Trust is, and neither the issuance and sale of the Securities nor the activities of the Trust pursuant to the Indenture or the Trust Agreement will cause the Seller or the Trust to be, an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (i) The Seller has not paid or agreed to pay to any person any compensation for soliciting another to purchase any Notes (except as contemplated by this Agreement).

          (j) As of the Closing Date, the Seller's representations and warranties in the Basic Documents (as defined herein) will be true and correct.

          (k) This Agreement has been duly authorized, executed and delivered by the Seller.

          (l) None of the Seller, its Affiliates or any person acting on behalf of the Seller or its Affiliates has engaged in any directed selling efforts (as the term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Notes, and the Seller and its Affiliates and any person acting on its or their behalf have complied with the offering restrictions requirement of Regulation S.

          (m) None of the Seller, any of its Affiliates or anyone acting on behalf of the Seller or any of its Affiliates has taken any action that would require registration of the Notes under the Securities Act, qualification of the Trust Agreement or the Indenture under the Trust Indenture Act or registration of the Seller under the Investment Company Act, nor will the Seller or any of its Affiliates act, nor have they authorized or will they authorize any person to act, in such manner.

    7. Representations and Warranties of First Merchants. First Merchants represents and warrants to the Initial Purchaser as set forth below in this Section 2.

          (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that First Merchants makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Seller by or on behalf of the Initial Purchaser specifically for inclusion therein.

          (b) As of the Closing Date, First Merchants' representations and warranties in the Basic Documents (as defined herein) will be true and correct.

          (c) This Agreement has been duly authorized, executed and delivered by First Merchants.

          (d) Under generally accepted accounting principles, First Merchants will report its transfer of the Receivables to the Seller pursuant to the Receivables Purchase Agreement as a sale of the Receivables. First Merchants has been advised by Deloitte & Touche LLP, independent certified public accountants, that the transfer will be so classified under generally accepted accounting principles in accordance with Statement No. 77 of the Financial Accounting Standards Board (December 1983).

          (e) None of First Merchants, any of its Affiliates, or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act.

          (f) None of First Merchants, any of its Affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Notes.

          (g) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (h) None of First Merchants, its Affiliates or any person acting on behalf of First Merchants or its Affiliates has engaged in any directed selling efforts (as the term is defined in Regulation S under the Act ("Regulation S")) with respect to the Notes, and First Merchants and its Affiliates and any person acting on its or their behalf have complied with the offering restrictions requirement of Regulation S.

          (i) None of First Merchants, any of its Affiliates or anyone acting on behalf of First Merchants or any of its Affiliates has taken any action that would require registration of the Notes under the Securities Act, qualification of the Trust Agreement or the Indenture under the Trust Indenture Act or registration of the Seller under the Investment Company Act, nor will First Merchants or any of its Affiliates act, nor have they authorized or will they authorize any person to act, in such manner.

    8. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Seller agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Seller, (I) the Class A-1 Notes, at a purchase price of 99.500% of the principal amount thereof, and
(ii) the Class A-2 Notes, at a purchase Price of 99.446% of the principal amount thereof.

    9. Delivery and Payment. Delivery of and payment for the Notes shall be made at 10:00 AM, New York City time, on May 21, 1996, or such later date (not later than May 29, 1996) as the Initial Purchaser shall designate, which date and time may be postponed by agreement between the Initial Purchaser and the Seller (such date and time of delivery and payment for the Notes being herein called the "Closing Date"). Delivery of the Notes shall be made to the Initial Purchaser for the account of the Initial Purchaser against payment by the Initial Purchaser of the purchase price thereof payable in same day funds wired to such bank as may be designated by the Seller, or such other manner of payment as may be agreed by the Seller and the Initial Purchaser. Delivery of the Notes shall be made at such location as the Initial Purchaser shall reasonably designate at least one business day in advance of the Closing Date, and payment for the Notes shall be made at the office of Brown & Wood ("Counsel for the Initial Purchaser"), One World Trade Center, New York, New York. The Notes shall be registered in such names and in such denominations as the Initial Purchaser may request not less than three full business days in advance of the Closing Date.

    The Seller agrees to authorize and direct the Trustee to have the Notes available for inspection, checking and packaging by the Initial Purchaser in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

    10. Offering of Notes: The Initial Purchaser represents and warrants to and agrees with the Seller that:

          (a) It has not solicited and will not solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Notes sold in reliance on Regulation S, by means of any directed selling efforts.

          (b) It has solicited and will solicit offers to buy the Notes only from, and has offered and will offer, sell or deliver the Notes only to, (A) persons who it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a qualified institutional buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A, (B) persons who it reasonably believes to be institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D), and who provide to it a letter in the form of Exhibit A hereto or (C) persons to whom, and under circumstances which, it reasonably believes offers and sales of Notes may be made without registration of the Notes under the Act in reliance upon Regulation S thereunder.

          (c) It has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiration of the period six months from the date of their issuance, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services Act 1986; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and
    (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

    11. Agreements. The Seller and First Merchants agree with the Initial Purchaser that:

          (a) The Seller will furnish to the Initial Purchaser and to Counsel for the Initial Purchaser, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as the Initial Purchaser may reasonably request. The Seller will pay the expenses of printing or other production of all documents relating to the offering.

          (b)  The Seller will not amend or supplement the Final
    Memorandum without the prior written consent of the Initial
    Purchaser, which consent shall not be unreasonably withheld.

          (c) If at any time prior to the completion of the sale of the Notes by the Initial Purchaser (as determined by the Initial Purchaser), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Seller will promptly notify the Initial Purchaser of the same and, subject to the requirements of paragraph (b) of this Section 6, will prepare and provide to the Initial Purchaser pursuant to paragraph (a) of this Section 6 an amendment or supplement that will correct such statement or omission or effect such compliance.

          (d) The Seller will arrange for the qualification of the Notes for sale by the Initial Purchaser under the laws of such jurisdictions as the Initial Purchaser may designate and will maintain such qualifications in effect so long as required for the sale of the Notes. The Seller will promptly advise the Initial Purchaser of the receipt by the Seller of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (e) The Seller will not, and will not permit any of its Affiliates to, resell any Notes that have been acquired by any of them.

          (f) None of the Seller, any of its Affiliates or any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act.

          (g) None of the Seller, any of its Affiliates or any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Notes.

          (h) So long as any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Seller will, unless it becomes subject to and complies with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

          (i) The Seller will cooperate with the Initial Purchaser and use its best efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

          (j) Neither the Seller nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) the offering of which security will be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act.

          (k) In connection with any disposition of the Notes pursuant to a transaction made in compliance with paragraph 1 of Exhibit A, the Seller will reissue certificates evidencing such Notes (provided, in the case of a transaction as to which a legal opinion referred to therein is requested such legal opinion so permits).

          (l) For a period from the date of this Agreement until the retirement of the Notes, the Servicer will deliver to you the monthly servicing report, the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Owner Trustee pursuant to the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Owner Trustee.

          (m) To the extent, if any, that the rating provided with respect to the Notes by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P" and together with Moody's, the "Rating Agencies") is conditional upon the furnishing of documents or the taking of any actions by the Seller, the Seller shall furnish such documents and take such actions.

          (n) Until 30 days following the Closing Date, neither the Seller nor any trust or other entity originated, directly or indirectly, by the Seller will, without the prior written consent of the Initial Purchaser, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities (other than the Notes).

          (o) The information provided by the Seller or First Merchants, pursuant to Section 6(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (p) None of the Seller, its Affiliates nor any person acting on behalf of the Seller or its Affiliates will engage in any directed selling efforts with respect to the Notes within the meaning of Regulation S, and the Seller, its Affiliates and each such person acting on its or their behalf will comply with the offering restrictions requirement of Regulation S.

          (q)  The Seller will enter into the Trust Agreement,
    First Merchants will enter into the Administration Agreement, the Seller, First Merchants and the Backup Servicer will enter into the Sale and Servicing Agreement and First Merchants and the Seller will enter into the Receivables Purchase Agreement on or prior to the Closing Date.

    12. Payment of Expenses, Etc. If the transactions contemplated by this Agreement are consummated or this Agreement is terminated pursuant to Section 11, the Seller will pay all expenses incident to the performance of its obligations under this Agreement, including (I) the printing of the Preliminary Memorandum, the Final Memorandum and each amendment thereto, (ii) the fees of the Trustee and its counsel,
(iii) the preparation, issuance and delivery of the Notes to the Initial Purchaser, (iv) the fees and disbursements of the Seller's accountants, (v) the qualification of the Notes under securities laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of Brown & Wood in connection therewith and in connection with the preparation of any blue sky or legal investment survey, (vi) the printing and delivery to the Initial Purchaser of copies of the Final Memorandum and of each amendment thereto, (vii) the printing and delivery to the Initial Purchaser of copies of any blue sky or legal investment survey prepared in connection with the Notes, (viii) any fees charged by Rating Agencies for the rating of the Notes, and (ix) subject to the provisions of
Section 11 hereof, the portion of the fees and disbursements of Brown & Wood as agreed upon.

    13. Conditions to the Obligation of the Initial Purchaser. The obligation of the Initial Purchaser to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Seller and First Merchants contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") and the Closing Date, to the accuracy of the statements of the Seller and First Merchants made in any certificates pursuant to the provisions hereof, to the performance by the Seller and First Merchants of their respective obligations hereunder and to the following additional conditions:

          (a) The Seller shall have furnished to the Initial Purchaser the opinion of Sonnenschein Nath & Rosenthal, counsel for the Seller, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser, to the effect that:

               (i) the Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Illinois;

               (ii) all the outstanding shares of capital stock of the Seller have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Seller are owned by First Merchants free and clear of any security interest and, to the knowledge of such counsel, after due inquiry, any other interests, claims, liens or encumbrances (other than as shall be identified to you therein);

               (iii) each of the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Seller, and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

               (iv) the Master Spread Account Agreement and the Series 1996-A Supplement to Master Spread Account Agreement dated as of May 1, 1996 (the "Supplement") among the parties to the Master Spread Account Agreement have each been duly authorized, executed and delivered by the Seller, and the Spread Account Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

               (v)  the Insurance Agreement has been duly
          authorized, executed and delivered by the Seller, and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

               (vi) this Agreement has been duly authorized, executed and delivered by the Seller;

               (vii) The direction by the Seller to the Owner Trustee to authenticate the Certificates has been duly authorized by the Seller and, when the Certificates have been duly executed, authenticated and delivered by the Owner Trustee in accordance with the Trust Agreement and delivered and paid for to the Seller pursuant to the Sale and Servicing Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

               (viii)    The direction by the Seller to the
          Indenture Trustee to authenticate the Notes has been duly authorized by the Seller and, when the Notes have been duly executed and delivered by the Owner Trustee and when authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will constitute legal, valid and binding obligations of the Trust (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditor's rights generally from time to time in effect) and will be entitled to the benefits of the Indenture.

               (ix) no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Master Spread Account Agreement, the Supplement, the Insurance Agreement, the Trust Agreement and the Indenture (collectively, the "Basic Documents"), except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Notes by the Initial Purchaser, the filing of the UCC-3 partial release statements relating to the release of the existing liens on the Receivables of First Merchants' secured lenders, the filing of the UCC-1 financing statements relating to the conveyance of the Receivables by First Merchants to the Seller and of the Receivables and the other Trust Property by the Seller to the Trust and by the Trust to the Indenture Trustee on behalf of the Noteholders and the filing of the UCC-1 financing statements relating to the security interests created pursuant to the Spread Account Agreement, and such other approvals (which shall be specified in such opinion) as have been obtained and filings as have been made or are in the process of being made;

               (x) none of the sale of the Receivables by First Merchants to the Seller pursuant to the Receivables Purchase Agreement, the sale of the Trust Property to the Trust pursuant to the Sale and Servicing Agreement, the pledge of the Trust Property to the Indenture Trustee, the issue and sale of the Notes or the Certificates, the execution and delivery of this Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Receivables Purchase Agreement, the Spread Account Agreement or the Insurance Agreement, the consummation of any other of the transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under, any law binding on the Seller or the charter or bylaws of the Seller or the terms of any indenture or other agreement or instrument known to such counsel and to which the Seller is a party or by which it is bound, or any judgment, order or decree known to such counsel to be applicable to the Seller of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Seller;

               (xi) there are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (1) asserting the invalidity of any of the Basic Documents, (2) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents or the execution and delivery thereof or (3) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any Basic Document;

               (xii) to the best knowledge of such counsel and except as set forth in the Final Memorandum (and any supplement thereto), no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Seller is a party or by which it is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business, or properties of the Seller, taken as a whole;

               (xiii)    the provisions of the Receivables
          Purchase Agreement are effective to transfer to the Seller all right, title and interest of First Merchants in and to the Receivables, and upon filing of the form UCC-3 partial release statements with respect to the interests of First Merchants' secured lenders in the Receivables, the Receivables and, to the knowledge of such counsel, the other Trust Property will be owned by the Seller free and clear of any Lien except for the Lien of the Sale and Servicing Agreement and the Indenture;

               (xiv) the provisions of the Sale and Servicing Agreement are effective to transfer to the Trust all right, title and interest of the Seller in and to the Collateral, and upon filing of the form UCC-3 partial termination statements with respect to the Collateral from First Merchant's secured lenders, the Contracts and to the knowledge of such counsel, the other Collateral, will be owned by the Issuer free and clear of any Lien except for the Lien of the Indenture;

               (xv) the provisions of the Indenture are effective to create, in favor of the Indenture Trustee for the benefit of the Noteholders as security for the Trust's obligations under the Notes, a valid security interest in the Contracts and that portion of the other Collateral which is subject to Article 9 of the New York Uniform Commercial Code (the "UCC Collateral") and the proceeds thereof;

               (xvi) the form UCC-1 financing statements naming (A) First Merchants as seller and the Seller as purchaser, (B) the Seller as seller and the Trust as purchaser and (C) the Trust, as debtor, and the Indenture Trustee, as secured party are in appropriate form for filing with the Secretary of State of the State of Illinois and the County Clerk of Lake County, Illinois; the interest of the Indenture Trustee in the Receivables and the proceeds thereof and, to the extent that the filing of a financing statement is effective to perfect an interest in the other Trust Property under Article 9 of the Illinois Uniform Commercial Code, the other Trust Property will be perfected upon the filing of such financing statements in such filing offices; and upon the filing of the form UCC-3 partial release statements with respect to the interests of First Merchants' secured lenders in such filing offices, no other interest of any other purchaser from or creditor of First Merchants, the Seller or the Trust is equal or prior to the interest of the Trustee in the Receivables and such other Trust Property;

               (xvii)    the Contracts are "chattel paper" under
          Article 9 of the Illinois Uniform Commercial Code;

               (xviii)   the Basic Documents conform in all
          material respects with the descriptions thereof contained in the Final Memorandum;

               (xix) the statements in the Final Memorandum under the headings "Risk Factors of Certain Legal Aspects" and "Certain Legal Aspects of the Receivables", to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

               (xx) the statements contained in the Final
          Memorandum under the heading "Description of the Notes" and "Description of the Transaction Documents", insofar as such statements constitute a summary of the Notes and the Basic Documents, constitute a fair summary of such documents;

               (xxi) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Notes under the Securities Act is required, and no qualification of the Pooling and Servicing Agreement under the Trust Indenture Act is necessary, for the offer and sale by the Initial Purchaser of the Notes in the manner contemplated by this Agreement;

               (xxii) the Trust has been duly formed and is validly existing as a statutory business trust and is in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and perform its obligations under the Sale and Servicing Agreement, the Indenture, the Administration Agreement, and the Notes and the Certificates.

               (xxiii)   the Indenture, the Sale and Servicing
          Agreement and the Administration Agreement have been duly authorized and, when duly executed and delivered by the Owner Trustee, will constitute the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (xxiv) the Seller is not, nor will the Seller become as a result of the offer and sale of the Notes as contemplated in the Final Memorandum and the Basic Documents, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act; and

               (xxv) to the best knowledge of such counsel, the Seller has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Seller is in all material respects complying therewith; and the Seller is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Seller.

    Such counsel shall also state that such counsel has no reason to believe that at the Execution Time the Final Memorandum contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, at the Closing Date, the Final Memorandum includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois, the State of New York, the State of Delaware or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to Counsel for the Initial Purchaser and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Seller and public officials.

    All references in this Section 8(a) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

          (b) The Initial Purchaser shall have received the opinion of Richard P. Vogelman, Esquire, General Counsel for
    First Merchants, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and to Counsel for the Initial Purchaser, to the effect that:

               (i)  First Merchants is duly qualified to do
          business as a foreign corporation and is in good standing under the laws of each jurisdiction wherein it owns or leases material properties or conducts material business and which requires such qualification;

               (ii) First Merchants has no subsidiaries in any form, whether wholly-owned or other than wholly-owned, direct or indirect, other than the Seller and First Merchants Auto Receivables Corporation, a Delaware corporation and wholly-owned subsidiary of First Merchants;

               (iii) First Merchants has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and First Merchants is in all material respects complying therewith; and First Merchants is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on First Merchants; and

               (iv) none of the execution and delivery of this Agreement, the Receivables Purchase Agreement or the Insurance Agreement, the consummation of any of the transactions therein contemplated or the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, any law or the charter or bylaws of First Merchants or the terms of any indenture or other agreement or instrument known to such counsel and to which First Merchants or the Seller is a party or by which it is bound or any judgment, order or decree known to such counsel to be applicable to First Merchants or the Seller of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over First Merchants or the Seller.

    Such counsel shall also state that such counsel has no reason to believe that at the Execution Time the Final Memorandum contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, at the Closing Date, the Final Memorandum includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to Counsel for the Initial Purchaser and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of First Merchants and public officials.

    All references in this Section 8(b) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

          (c) The Initial Purchaser shall have received the opinion of Sonnenschein Nath & Rosenthal, counsel for First Merchants, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and to Counsel for the Initial Purchaser, to the effect that:

               (i) First Merchants has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum;

               (ii) this Agreement has been duly authorized, executed and delivered by First Merchants;

               (iii) the Sale and Servicing Agreement has been duly authorized, executed and delivered by First Merchants and constitutes a legal, valid and binding obligation of First Merchants, enforceable against First Merchants in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other laws affecting creditors' rights generally from time to time in effect);

               (iv) the Insurance Agreement has been duly authorized, executed and delivered by First Merchants and constitutes a legal, valid and binding obligation of First Merchants, enforceable against First Merchants in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other laws affecting creditors' rights generally from time to time in effect);

               (v) the Receivables Purchase Agreement has been duly authorized, executed and delivered by First Merchants and constitutes a legal, valid and binding obligation of First Merchants, enforceable against First Merchants in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other laws affecting creditors' rights generally from time to time in effect);

               (vi) no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Basic Document, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Notes by the Initial Purchaser, the filing of the UCC-3 partial termination statements relating to the release of the existing liens of First Merchants' secured lenders on the Receivables, the filing of the UCC-1 financing statements relating to the conveyance of the Receivables by First Merchants to the Seller pursuant to the Receivables Purchase Agreement and of the Receivables and other Trust Property to the Trust and of the Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders pursuant to the Sale and Servicing Agreement, the Trust Agreement and the Indenture, the filing of the UCC-1 financing statements relating to the security interests created pursuant to the Spread Account Agreement, and such other approvals (which shall be specified in such opinion) as have been obtained and filings as have been made or are in the process of being made; and

               (vii) none of the execution and delivery of this Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement or the Insurance Agreement, the consummation of any of the transactions therein contemplated or the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, the charter or bylaws of First Merchants.

    In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of Delaware, the State of Illinois or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to Counsel for the Initial Purchaser and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of First Merchants and public officials.

    All references in this Section 8(c) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

          (d) The Initial Purchaser shall have received an opinion addressed to it of Brown & Wood, in its capacity as federal tax counsel for the Seller, to the effect that the statements in the Final Memorandum under the headings "Summary of Certain Federal Income Tax Consequences" and "Certain Federal Income Tax Consequences" accurately describe the material federal income tax consequences to holders of the Notes. Brown & Wood, in its capacity as special ERISA counsel to the Seller, shall have delivered an opinion to the effect that the statements in the Final Memorandum under the headings "Summary of ERISA Considerations" and "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Notes under ERISA.

          (e) The Initial Purchaser shall have received from Counsel for the Initial Purchaser such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchaser may reasonably require, and the Seller shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Initial Purchaser shall have received an opinion addressed to the Initial Purchaser, the Seller and the Servicer of Pryor, Cashman, Sherman & Flynn, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser, to the effect that:

          (i) The Owner Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of Delaware.

          (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

          (iii) The execution and delivery of the Trust Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Certificates and the Notes and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

          (iv) The Trust Agreement, the Sale and Servicing Agreement, the Indenture and the Administration Agreement constitute valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms under the laws of the State of New York, the State of Delaware and the federal law of the United States.

          (v) The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement and the Administration Agreement do not require any consent, approval or authorization of, or any registration or filing with, any Delaware or United States federal governmental authority.

          (vi) Each of the Certificates has been duly executed and delivered by the Owner Trustee as owner trustee and authenticating agent. Each of the Notes has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

          (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration
    Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Owner Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Owner Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Owner
    Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Owner Trustee or any of its subsidiaries.

          (viii) To the knowledge of such counsel there is no action, suit or proceeding pending or threatened against the Owner Trustee (as owner trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially adversely affect the ability of the Owner Trustee to perform its obligations thereunder.

          (ix) The execution, delivery and performance by the Owner Trustee (as trustee under the Trust Agreement or in its individual capacity, as the case may be) of the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Owner Trustee that is unrelated to the transactions contemplated in such Agreements.

          (g) The Initial Purchaser shall have received an opinion addressed to the Initial Purchaser and the Seller of Seward & Kissel, counsel to Harris Trust and Savings Bank (the "Bank"), dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser, to the effect that:

               (i)  the Bank is a banking corporation duly
          incorporated and validly existing under the laws of the State of Illinois;

               (ii) the Bank has the full corporate trust power to accept the office of Indenture Trustee under the Indenture and Backup Servicer under the Sale and Servicing Agreement and of collateral agent under the Spread Account Agreement and to enter into and perform its obligations under the Indenture, the Sale and Servicing Agreement and the Spread Account Agreement;

               (iii) the execution and delivery of the Indenture, the Sale and Servicing Agreement, the Master Spread
          Account Agreement and the Supplement and the performance by the Bank of its obligations under the Indenture, the Sale and Servicing Agreement, the Master Spread Account Agreement and the Supplement have been duly authorized by all necessary corporate action of the Bank and each has been duly executed and delivered by the Bank;

               (iv) the Indenture, the Sale and Servicing
          Agreement and the Spread Account Agreement constitute valid and binding obligations of the Bank enforceable against the Bank in accordance with their terms under the laws of the State of New York and the federal law of the United States;

               (v) the execution and delivery by the Bank of the Indenture, the Sale and Servicing Agreement, the Master Spread Account Agreement and the Supplement do not require any consent, approval or authorization of, or any registration or filing with, any Illinois, New York or United States federal governmental authority;

               (vi) each of the Notes has been duly authenticated by the Bank, as Indenture Trustee;

               (vii) neither the consummation by the Bank of the transactions contemplated in the Indenture, the Sale and Servicing Agreement or the Spread Account Agreement nor the fulfillment of the terms thereof by the Bank will conflict with, result in a breach or violation of, or constitute a default under, any law or the charter, bylaws or other organizational documents of the Bank, or the terms of any indenture or other agreement or instrument known to such counsel and to which the Bank or any of its subsidiaries is a party or by which it is bound, or any judgment, order or decree known to such counsel to be applicable to the Bank or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Bank or any of its subsidiaries;

               (viii)    to the knowledge of such counsel there
          is no action, suit or proceeding pending or threatened against the Bank (as Indenture Trustee under the Indenture, or Backup Servicer under the Sale and Servicing Agreement, as collateral agent under the Spread Account Agreement or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially and adversely affect the ability of the Bank to perform its obligations under the Indenture, the Sale and Servicing Agreement or the Spread Account Agreement; and

               (ix) the execution and delivery by the Bank of, and the performance by the Bank of its obligations under, the Indenture, the Sale and Servicing Agreement and the Spread Account Agreement will not subject any of the property or assets of the Trust, or any portion thereof, to any lien created by or arising under the Bank that are unrelated to the transactions contemplated in such Agreements.

          (h) The Initial Purchaser shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and to Counsel for the Initial Purchaser, to the effect that:

               (i) The Trust Agreement is the legal, valid and binding agreement of the Seller and the Trustee, enforceable against the Seller and the Trustee in accordance with its terms.

               (ii) The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act, 12 Del. C. 3801, et seq. (the "Act").

               (iii) The Trust has the power and authority under the Trust Agreement and the Act to execute, deliver and perform its obligations under the trust documents and has duly authorized, executed and delivered the trust documents.

               (iv) No consent, approval or other authorization of, or registration, declaration or filing with, any court of governmental agency or commission of the State of Delaware is required by or with respect to the Trust for the issuance and sale of the Notes or the Certificates or the valid execution and delivery of the Trust Agreement, or for the validity and enforceability thereof, or for the payment of any amounts by the Trust thereunder, except for the filing of the Certificate of Trust with the Secretary of State.

               (v) To the extent that Article 9 of the Uniform Commercial Code in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), upon the filing of the First Merchants Financing Statement with the Secretary of State, the Seller will have a perfected security interest in First Merchant's rights in the Receivables and the proceeds thereof, and such security interest will be prior to any other security interest granted by First Merchants that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under Section 9-312(4) of the Delaware UCC and temporarily perfected security interests in proceeds under Section 9-306(3) of the Delaware UCC.

               (vi) To the extent that Article 9 of the Delaware
          UCC is applicable (without regard to conflicts of laws principles), upon the filing of the Seller Financing Statement with the Secretary of State, the Trust will have a perfected security interest in the Seller's rights in the Receivables and the proceeds thereof, and such security interest will be prior to any other security interest granted by the Seller that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under Section 9-312(4) of the Delaware UCC and temporarily perfected security interests in proceeds under Section 9-306(3) of the Delaware UCC.

               (vii) To the extent that Article 9 of the Delaware UCC is applicable (without regard to conflicts of laws principles), upon the filing of the Trust Financing Statement with the Secretary of State, the Indenture Trustee will have a perfected security interest in the Trust's rights in the Receivables and the proceeds thereof, and such security interest will be prior to any other security interest granted by the Trust that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under Section 9-312(4) of the Delaware UCC and temporarily perfected security interests in proceeds under
          Section 9-306(3) of the Delaware UCC.

               (viii)    No re-filing or other action is
          necessary under the Delaware UCC in the State of Delaware in order to maintain the security interests referenced in paragraphs 5, 6 and 7 except for the filing of continuation statements at five year intervals.

               (ix) The Certificates have been duly authorized, executed and authenticated by the Owner Trustee on behalf of the Trust and, when the Certificates have been issued and delivered in accordance with the instructions of the Seller, the Certificates will be validly issued and entitled to the benefits of the Trust Agreement.

               (x) Under 12 Del. C. Section 3805(b), no creditor of any Certificateholder (including creditors of the Seller, as Certificateholder) shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the Trust Agreement.

          (i) The Initial Purchaser shall have received such opinions, addressed to the Initial Purchaser and dated the Closing Date, as are delivered to the Rating Agencies.

          (j) The Initial Purchaser shall have received an opinion from Sonnenschein Nath & Rosenthal, counsel for the Seller, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser regarding the true-sale of the Receivables by First Merchants to the Seller and by the Seller to the Trust and the conveyance by the Trust of the Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders.

          (k) The Initial Purchaser shall have received an opinion from Sonnenschein Nath & Rosenthal, counsel for the Seller, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser regarding substantive consolidation.

          (l) The Initial Purchaser shall have received an opinion from Steven D. Thomas, Esquire, Associate General Counsel for FSA, dated the Closing Date and satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser, addressed to the Initial Purchaser and the Seller.

          (m) The Initial Purchaser shall have received a certificate dated the Closing Date of any of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of the Seller in which such officer shall state that, to the best of his or her knowledge after reasonable investigation:

                 (i   the representations and warranties of the
          Seller contained in this Agreement and the Basic Documents are true and correct; the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date; and

                (ii   since the date of the Final Memorandum, no
          material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Seller has occurred.

          (n) The Initial Purchaser shall have received a certificate dated the Closing Date of any of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of First Merchants in which such officer shall state that, to the best of his or her knowledge after reasonable investigation:

                 (i   the representations and warranties of First
          Merchants contained in this Agreement and the Basic Documents are true and correct; First Merchants has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date; and

                (ii   since the date of the most recent financial
          information included in the Final Memorandum, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of First Merchants has occurred.

          (o) The Initial Purchaser shall have received a fully executed Insurance Agreement by and among the Seller, First Merchants and Financial Security Assurance Inc., dated as of May 1, 1996 (the "Insurance Agreement"), and all representations and warranties thereunder or made pursuant thereto shall be true and correct, and the Seller shall have performed its obligations thereunder.

          (p) The Policy relating to the Notes shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Final Memorandum.

          (q) The Initial Purchaser shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Illinois and the County Clerk of Lake County, Illinois reflecting the sale of the Receivables by First Merchants to the Seller and of the Receivables and other Trust Property by the Seller to the Trustee for the benefit of the Certificateholders.

          (r) At the Execution Time and at the Closing Date, Deloitte & Touche llp shall have furnished to the Initial Purchaser a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, substantially in the forms of the drafts to which the Initial Purchaser has previously agreed and otherwise in form and substance satisfactory to the Initial Purchaser and to Counsel for the Initial Purchaser.

          (s) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum, there shall not have been any change or any development involving a prospective change in or affecting the business or properties of First Merchants or the Seller the effect of which is, in the judgment of the Initial Purchaser, so material and adverse as to make it impractical or inadvisable to market the Notes as contemplated by the Final Memorandum.

          (t) The Notes shall have been rated "Aaa" by Moody's and "AAA" by S&P.

          (u) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Seller's or First Merchants' debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (v) On or prior to the Closing Date, the Notes sold in reliance on Rule 144A shall have been accepted for settlement through the facilities of DTC.

          (w) On the Closing Date, $9,476,823.72 aggregate principal amount of the Certificates shall have been issued and delivered to the Seller.

          (x) Prior to the Closing Date, the Seller shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

    If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and Counsel for the Initial Purchaser, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchaser.
Notice of such cancellation shall be given to the Seller in writing or by telephone or telegraph confirmed in writing.

    The documents required to be delivered by this Section 8 will be delivered at the office of Counsel for the Initial Purchaser, at One World Trade Center, New York, New York, on the Closing Date.

    14. Reimbursement of Expenses. If the sale of the Notes provided for herein is not consummated because any condition to the obligation of the Initial Purchaser set forth in Section 8 hereof is not satisfied, because of any refusal, inability or failure on the part of the Seller to perform any agreement herein or to comply with any provision hereof other than by reason of a default by the Initial Purchaser in payment for the Notes on the Closing Date, the Seller will reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Notes.

    15.   Indemnification and Contribution.  (a)  The Seller and
First Merchants, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees and agents of the Initial Purchaser and each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Seller or First Merchants to any holder or prospective purchaser of Notes pursuant to Section 6(h) or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Seller and First Merchants will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Seller by the Initial Purchaser specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Seller or First Merchants may otherwise have.

    (b) The Initial Purchaser agrees to indemnify and hold harmless the Seller and First Merchants, their directors, their officers and each person who controls the Seller or First Merchants within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Seller and First Merchants to the Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Seller by the Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have. The Seller and First Merchants acknowledge that the statements set forth in the first sentence of the next to the last paragraph and in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchaser for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

    (c)   Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (I) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (I) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

    (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Seller, First Merchants and the Initial Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Seller, First Merchants and the Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Seller and First Merchants on the one hand and by the Initial Purchaser on the other from the offering of the Notes; provided, however, that in no case shall the Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Notes purchased by the Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Seller, First Merchants and the Initial Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Seller and First Merchants on the one hand and of the Initial Purchaser on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Seller and First Merchants shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchaser from the Seller in connection with the purchase of the Notes hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Seller and First Merchants on the one hand or the Initial Purchaser on the other. The Seller, First Merchants and the Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchaser shall have the same rights to contribution as the Initial Purchaser, and each person who controls the Seller or First Merchants within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Seller or First Merchants shall have the same rights to contribution as the Seller or First Merchants, subject in each case to the applicable terms and conditions of this paragraph (d).

    16. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Seller prior to delivery of and payment for the Notes, if prior to such time (I) (A) trading in securities of First Merchants on the Nasdaq Stock Market's National Market shall have been suspended or limited or minimum prices therefor shall have been established on such exchange or (B) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market's National Market shall have been suspended or limited or minimum prices shall have been established on either such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Notes as contemplated by the Final Memorandum.

    17. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Seller and First Merchants and their respective officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or the Seller or any of the officers, directors or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

    18. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchaser, will be mailed, delivered or telegraphed and confirmed to it, at Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048; or, if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at First Merchants Auto Receivables Corporation II, 570 Lake Cook Road, Suite 126B, Deerfield, Illinois 60015, Attention: President; or if sent to First Merchants, will be mailed, delivered or telegraphed and confirmed to it at First Merchants Acceptance Corporation, 570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015, Attention: Treasurer.

    19. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 10 hereof, and, except as expressly set forth in Section 6(h) hereof, no other person will have any right or obligation hereunder.

    20. No Bankruptcy Petition. The Initial Purchaser covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law.

    21. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

    22. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banking associations in the cities of Chicago, Illinois or New York, New York are authorized or obligated by law, executive order or regulation to close.

    23. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such Counterparts will together constitute one and the same agreement.
    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Seller, First Merchants and the Initial Purchaser.

                              Very truly yours,

                              FIRST MERCHANTS
                                AUTO RECEIVABLES CORPORATION II



                              By:

                                   Name: Brian P. Hake
                                   Title: Treasurer


                              FIRST MERCHANTS ACCEPTANCE
CORPORATION




                              By:

                                   Name: Brian P. Hake
                                   Title: Treasurer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc



By:
    Name: William E. Grady
    Title: Vice President

                                                                  EXHIBIT A

                         Form of Investment Letter

First Merchants Auto Receivables Corporation II
570 Lake Cook Road
Suite 126B
Deerfield, Illinois  60015

First Merchants Acceptance Corporation
570 Lake Cook Road
Suite 126
Deerfield, Illinois  60015

Harris Trust and Savings Bank,
   as Indenture Trustee
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606

Chemical Bank Delaware
  as Owner Trustee
1201 Market Street
Wilmington, Delaware  19801


Ladies and Gentlemen:

    In connection with our proposed purchase of $ aggregate principal amount of [Floating Rate Asset Backed Notes, Class
A-1] [6.70% Asset Backed Notes, Class A-2] (the "Securities") of First Merchants Auto Trust 1996-A (the "Trust"), we confirm that:

          1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, (y) that if we should resell, pledge or otherwise transfer such Securities within three years (or such shorter period as may then be applicable under the Securities Act) after the date of the original issuance of the Securities or within three months after we cease to be an affiliate (within the meaning of Rule 144 under the Securities
    Act) of the Seller, such Securities may be resold, pledged or transferred only (I) to the Seller, (ii) so long as Securities are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule
    144A) ("QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Security),
    (iii) in an offshore transaction in accordance with Regulation
    S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Security), and, if such transfer is being effected by certain transferors specified in the Indenture (as defined below) prior to the expiration of the "40 day restricted period" (within the meaning of Rule 903(c)(3) of Regulation S under the Securities Act), a certificate which may be obtained from the Administrator or the Indenture Trustee is delivered by the transferee to the Seller and the Indenture Trustee, (iv) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Security) that has certified to the Administrator and the Indenture Trustee that it is such an accredited investor and is acquiring the Securities for investment purposes and not for distribution, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities from us of the above resale restriction, if then applicable. We further understand that, in connection with any transfer of the Securities by us, the Administrator and the Indenture Trustee may request, and if so requested we will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

          2. We are able to fend for ourselves in the transactions contemplated by this Offering Memorandum, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

          3. We understand that the minimum principal amount of Securities that may be purchased by an institutional accredited investor is $250,000.

          4. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are or such account is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
    Act).

          5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                   Very truly yours,

                              _________________________________
                                          (Name of Purchaser)

                              By: ______________________________

                              Date: _____________________________